Exhibit 99.1

For Immediate Release

For more information:

Ameris Bancorp

Dennis J. Zember Jr.

Executive Vice President & CFO

(229) 890-1111

Jacksonville Bancorp, Inc.

Valerie A. Kendall

Executive Vice President & CFO

(904) 421-3040

Ameris Bancorp Signs Definitive Merger Agreement

to Acquire Jacksonville Bancorp, Inc.

Moultrie, GA and Jacksonville, FL, October 1, 2015 /PRNewswire/ -- Ameris Bancorp (Nasdaq-GS: ABCB) (“Ameris”), the parent company of Ameris Bank, announced today the signing of a definitive merger agreement under which Ameris will acquire Jacksonville Bancorp, Inc. (Nasdaq-CM: JAXB) (“Jacksonville Bancorp”), the parent company of The Jacksonville Bank, Jacksonville, Florida. Upon completion of the transaction, the combined company will have approximately $5.7 billion in assets, $4.0 billion in loans, $4.9 billion in deposits and a branch network of 101 banking locations across four states, inclusive of Ameris’s recently announced branch consolidation.

“We are pleased to announce our merger with Jacksonville Bancorp, as it will accelerate our growth momentum in the greater Jacksonville, Florida market. We believe that this transaction will allow us to better serve our combined customer base, provide greater access to the variety of banking services we offer and help us build a stronger presence to positively impact our community,” commented Edwin W. Hortman, Jr., President and Chief Executive Officer of Ameris.

The acquisition further expands Ameris’s existing Southeastern footprint in the attractive Jacksonville, Florida market. Jacksonville Bancorp currently operates eight banking locations, all of which are located within the Jacksonville MSA, as well as one cyber banking site. After the acquisition, Ameris will become the largest community bank by deposit market share in the Jacksonville, Florida market.

Kendall L. Spencer, President and Chief Executive Officer of Jacksonville Bancorp, said, “We are excited to announce our merger with Ameris. We admire the strong commitment Ameris shows to customers and communities they serve, and we look forward to offering that experience to our customers.”

Under the terms of the merger agreement, Jacksonville Bancorp shareholders will receive either 0.5861 shares of Ameris common stock or $16.50 in cash for each share of Jacksonville Bancorp common stock or nonvoting common stock, subject to the total consideration being 75% stock and 25% cash. The transaction is valued at approximately $96.6 million in the aggregate based on Ameris’s closing stock price of $28.47 as of September 29, 2015.

The merger agreement has been unanimously approved by the board of directors of each company. The transaction is expected to close in the first quarter of 2016 and is subject to customary closing conditions, regulatory approvals and approval by Jacksonville Bancorp shareholders.

Keefe, Bruyette & Woods, Inc. served as financial advisor and Rogers & Hardin LLP provided legal counsel to Ameris. Hovde Group, LLC served as financial advisor and Smith MacKinnon, PA provided legal counsel to Jacksonville Bancorp.

Conference Call Information

Ameris Bancorp will host a conference call and webcast today at 11:00 a.m. EDT. The conference call can be accessed by dialing 1-877-504-1190 or 1-412-902-6630 for international participants. A replay of the call will be available one hour after the end of the conference call until October 16, 2015 at 9:00 a.m. EDT. To listen to the replay, dial 1-877-344-7529 or 1-412-317-0088. The conference number is 10073679. The webcast will also be available on the Investor Relations page of www.amerisbank.com.

Cautionary Statements Regarding Forward-Looking Information

This news release contains forward-looking statements, as defined by federal securities laws, including, among other forward-looking statements, certain plans, expectations and goals, and including statements about the benefits of the merger between Ameris and Jacksonville Bancorp. Words such as “may,” “believe,” “expect,” “anticipate,” “intend,” “will,” “should,” “plan,” “estimate,” “predict,” “continue” and “potential” or the negative of these terms or other comparable terminology, as well as similar expressions, are meant to identify forward-looking statements. The forward-looking statements in this news release are based on current expectations and are provided to assist in the understanding of potential future performance. Such forward-looking statements involve numerous assumptions, risks and uncertainties that may cause actual results to differ materially from those expressed or implied in any such statements including, without limitation, the following: the businesses of Ameris and Jacksonville Bancorp may not be integrated successfully or such integration may take longer to accomplish than expected; the expected cost savings and any revenue synergies from the merger may not be fully realized within the expected timeframes; disruption from the merger may make it more difficult to maintain relationships with customers, employees or others; the required governmental approvals of the merger may not be obtained on the proposed terms and schedule; changes in economic conditions; movements in interest rates; competitive pressures on product pricing and services; success and timing of other business strategies; and the nature, extent and timing of governmental actions. For a discussion of some of the other risks and other factors that may cause such forward-looking statements to differ materially from actual results, please refer to Ameris’s and Jacksonville Bancorp’s filings with the Securities and Exchange Commission, including each company’s respective Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Forward-looking statements speak only as of the date they are made, and neither Ameris nor Jacksonville Bancorp undertakes any obligation to update or revise forward-looking statements.

Additional Information

Ameris intends to file a registration statement on Form S-4 with the Securities and Exchange Commission to register the shares of Ameris’s common stock that will be issued to Jacksonville Bancorp’s shareholders in connection with the transaction. The registration statement will include a joint proxy statement/prospectus and other relevant materials in connection with the proposed merger transaction. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS REGARDING THE MERGER AND ANY OTHER RELEVANT DOCUMENTS CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER. Investors and security holders may obtain free copies of these documents and other documents filed with the Securities and Exchange Commission on its website at http://www.sec.gov. Investors and security holders may also obtain free copies of the documents filed with the Securities and Exchange Commission by Ameris on its website at http://www.amerisbank.com and by Jacksonville Bancorp on its website at http://www.jaxbank.com.

Participants in the Merger Solicitation

Ameris and Jacksonville Bancorp, and certain of their respective directors, executive officers and other members of management and employees, may be deemed to be participants in the solicitation of proxies from the shareholders of Jacksonville Bancorp in respect of the proposed merger transaction. Information regarding the directors and executive officers of Ameris and Jacksonville Bancorp and other persons who may be deemed participants in the solicitation of the shareholders of Jacksonville Bancorp in connection with the proposed transaction will be included in the proxy statement/prospectus for Jacksonville Bancorp’s special meeting of shareholders, which will be filed by Ameris with the Securities and Exchange Commission. Information about Ameris’s directors and executive officers can also be found in Ameris’s definitive proxy statement in connection with its 2015 annual meeting of shareholders, as filed with the Securities and Exchange Commission on April 17, 2015, and other documents subsequently filed by Ameris with the Securities and Exchange Commission. Information about Jacksonville Bancorp’s directors and executive officers can also be found in Jacksonville Bancorp’s definitive proxy statement in connection with its 2015 annual meeting of shareholders, as filed with the Securities and Exchange Commission on March 24, 2015, and other documents subsequently filed by Jacksonville Bancorp with the Securities and Exchange Commission. Additional information regarding the interests of such participants will be included in the proxy statement/prospectus and other relevant documents regarding the proposed merger transaction filed with the Securities and Exchange Commission when they become available.

Ameris Bancorp

Ameris Bancorp is a bank holding company headquartered in Moultrie, Georgia and the parent of Ameris Bank, a Georgia state-chartered bank. Ameris Bank currently has 103 locations in Georgia, Alabama, northern Florida and South Carolina, with ten of those locations announced to be consolidated within the coming months.

A presentation with additional information regarding the transaction will be available on the Investor Relations page of www.amerisbank.com.

Jacksonville Bancorp, Inc.

Jacksonville Bancorp, Inc., a bank holding company, is the parent of The Jacksonville Bank, a Florida state-chartered bank focusing on the Northeast Florida market with eight full-service branches in Jacksonville and Jacksonville Beach, Duval County, Florida, as well as one virtual branch.